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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 31, 2005

             IndyMac MBS, Inc. (as depositor under the Pooling and
          Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDX
             Mortgage Loan Trust 2005-AR25, Mortgage Pass-Through
                       Certificates, Series 2005-AR25).

                               IndyMac MBS, Inc.
                       --------------------------------

            (Exact name of registrant as specified in its charter)

       Delaware                  333-127556-11                  95-4791925
----------------------           -----------------          ------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)
  155 North Lake Avenue
   Pasadena, California                                            91101
   --------------------                                           --------
  (Address of Principal                                          (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8.
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Item 8.01     Other Events.
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         On October 31, 2005, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2005-AR25, Mortgage Pass-Through Certificates, Series 2005-AR25 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9.
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Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of October 1, 2005, by and among the Company, IndyMac and the Trustee.







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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INDYMAC MBS, INC.



                                      By:  /s/ Victor H. Woodworth
                                           --------------------------
                                           Victor H. Woodworth
                                           Vice President



Dated:  January 19, 2006






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                                 Exhibit Index
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Exhibit                                                                    Page
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       99.1.    Pooling and Servicing Agreement, dated as of October 1,
                2005, by and among the Company, IndyMac and the Trustee       5








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